BlackRock Bond Fund, Inc.
BlackRock Total Return Fund

BlackRock California Municipal Series Trust
BlackRock California Municipal Opportunities Fund

BlackRock Emerging Markets Fund, Inc.

BlackRock FundsSM

BlackRock Global Opportunities Portfolio

BlackRock Science & Technology

Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Funds II

BlackRock Core Bond Portfolio
BlackRock GNMA Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock U.S. Government Bond Portfolio

BlackRock Mid Cap Value

Opportunities Series, Inc.
BlackRock Mid Cap Value Opportunities Fund

BlackRock Pacific Fund, Inc.

BlackRock Series, Inc.

BlackRock International Fund

BlackRock Small Cap Growth Fund II

BlackRock World Income Fund, Inc.
BlackRock World Income Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated March 16, 2015 to the Prospectuses of each Fund

Effective on or about the close of business on June 23, 2015, as specified below, all of the issued and outstanding shares of certain share classes of the Funds (the “Original Shares”) will be converted into other existing share classes of the Funds (the “New Shares”) with the same relative aggregate net asset value as the Original Shares held immediately prior to the conversion. The New Shares currently have lower total expense ratios, and equal or lower distribution fees and shareholder servicing fees payable under the Fund’s 12b-1 plan than the Original Shares. No sales load, fee, or other charge will be imposed on the conversion of these shares and, once converted, the New Shares will not be subject to the contingent deferred sales charge (if any) currently charged on the redemption of the Original Shares. Please refer to your Fund’s Prospectus for more information on the New Shares. The conversion is not expected to be a taxable event for federal income tax purposes and should not result in recognition of gain or loss by converting shareholders.

Fund	Original Shares	New Shares
BlackRock California Municipal Opportunities Fund	Investor B	Investor A1
BlackRock Core Bond Portfolio	Investor B	Investor A
BlackRock Emerging Markets Fund, Inc.	Investor B	Investor A
BlackRock Global Opportunities Portfolio	Investor B	Investor A
BlackRock GNMA Portfolio	Investor B	Investor A
BlackRock Inflation Protected Bond Portfolio	Investor B	Investor A
BlackRock International Fund	Investor B	Investor A
BlackRock Low Duration Bond Portfolio	Investor B	Investor A
BlackRock Low Duration Bond Portfolio	Investor B3	Investor A
BlackRock Mid Cap Value Opportunities Fund	Investor B	Investor A
BlackRock Pacific Fund, Inc.	Investor B	Investor A
BlackRock Science & Technology Opportunities Portfolio	Investor B	Investor A
BlackRock Small Cap Growth Equity Portfolio	Investor B	Investor A
BlackRock Small Cap Growth Fund II	Investor B	Investor A
BlackRock Total Return Fund	Investor B1	Investor A1
BlackRock U.S. Government Bond Portfolio	Investor B	Investor A
BlackRock World Income Fund	Investor B	Investor A

Shareholders should retain this Supplement for future reference.

ALLPR-MULTI-0315SUP